                                                                      EXHIBIT 99

                                  CERTIFICATION

The undersigned hereby certify pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-K for the period ended December 31, 2002 ("Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                 CNB CORPORATION
                                  (Registrant)

                                     By: /s/ Robert E. Churchill
                                         -----------------------
                                         Robert E. Churchill
                                         Chairman and Chief Executive Officer

                                     By: /s/ Irene M. English
                                         --------------------
                                         Irene M. English
                                         Treasurer